SCHWAB CAPITAL TRUST

Schwab Balanced Fund

Schwab MarketTrack All Equity Portfolio — Investor Shares

Schwab MarketTrack Growth Portfolio — Investor Shares

Schwab MarketTrack Balanced Portfolio — Investor Shares

Schwab MarketTrack Conservative Portfolio — Investor Shares

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Supplement dated May 8, 2014, to Statement of Additional Information dated February 28, 2014

This supplement provides new and additional information beyond that contained in the above-

referenced Statement of Additional Information and should be read in conjunction with the document.

The “Foreign Securities” section beginning on page 23 of the Statement of Additional Information is revised to add the following as the new third paragraph:

In addition, a fund’s investments in foreign securities may be subject to economic sanctions or other government restrictions. These restrictions may negatively impact the value or liquidity of a fund’s investments, and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. For example, a fund may be prohibited from investing in securities issued by companies subject to such restrictions. In addition, these restrictions may require a fund to freeze its existing investments in certain foreign securities, which would prohibit the underlying fund from buying, selling, receiving or delivering those securities or other financial instruments. As a result, such restrictions may limit a fund’s ability to meet a large number of shareholder redemption requests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG 80870-00 (05/14) © 2014 All Rights Reserved

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